SUPPLEMENT DATED OCTOBER 7, 1996 TO THE
                 STATEMENTS OF ADDITIONAL INFORMATION OF THE
           MERRILL LYNCH SELECT PRICING(SERVICE MARK) SYSTEM FUNDS

As described in the attached Statement of Additional Information, there are circumstances under which sales charges may be waived. In addition to the circumstances stated therein, sales charges may be waived as described below.

     Fee-Based Investment Programs. Certain Merrill Lynch fee-based investment programs, including pricing alternatives for securities transactions, (each referred to in this paragraph as a "Program") may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified. Termination of participation in a Program may result in the redemption of such shares or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND (637-3863).

CODE # SELECT-ALL1